UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2023

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

Permian Acquisition

On April 3, 2023, Ovintiv Inc. (“Ovintiv”), and its wholly-owned subsidiary, Ovintiv USA Inc. (the “OVV Buyer” and, together with Ovintiv, the “OVV Buyer Parties”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Black Swan Oil & Gas, LLC, PetroLegacy II Holdings, LLC, Piedra Energy III Holdings, LLC, and Piedra Energy IV Holdings, LLC (collectively, the “Sellers”), Black Swan Permian, LLC, Black Swan Operating, LLC, PetroLegacy Energy II, LLC, PearlSnap Midstream, LLC, Piedra Energy III, LLC, and Piedra Energy IV, LLC (collectively, the “Subject Companies”), and solely in its capacity as “Sellers’ Representative” thereunder, NMB Seller Representative, LLC (the “Sellers’ Representative”), pursuant to which the OVV Buyer Parties have agreed to acquire the Sellers’ upstream oil and gas assets and midstream gathering and processing assets located in the Permian Basin through the OVV Buyer Parties’ acquisition from the Sellers of all of the issued and outstanding equity interests of the Subject Companies and certain of their subsidiaries.

The board of directors of Ovintiv has unanimously approved the Purchase Agreement and the transactions contemplated thereby (the “Acquisition”).

Under the terms and conditions of the Purchase Agreement, which has an economic effective date of January 1, 2023, the aggregate consideration to be paid to the Sellers in the Acquisition will consist of $3.125 billion in cash (the “Cash Consideration”) and 32,645,970 million shares of Ovintiv common stock (the “Stock Consideration”), in each case, subject to customary closing adjustments. Pursuant to the Purchase Agreement, on the execution date thereof, the OVV Buyer deposited approximately $214 million (the “Acquisition Deposit”) into escrow, which will be credited toward the Cash Consideration payable at the closing of the Acquisition. If the Purchase Agreement is terminated in accordance with its terms and conditions, the Acquisition Deposit will be disbursed to the OVV Buyer or the Sellers as provided in the Purchase Agreement, summarized below.

The Purchase Agreement provides that the closing of the Acquisition is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards and customary qualifications), (b) compliance by each party in all material respects with their respective covenants and (c) the expiration or termination of all waiting periods imposed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The Sellers and the OVV Buyer Parties have made customary representations and warranties in the Purchase Agreement. The Purchase Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (a) the conduct of the Subject Companies’ and the OVV Buyer Parties’ businesses during the period between the execution of the Purchase Agreement and closing of the Acquisition and (b) the efforts of the parties to cause the Acquisition to be completed, including obtaining any required governmental approval and causing any applicable waiting period under the HSR Act to expire or terminate.

The Purchase Agreement also provides for certain termination rights for the OVV Buyer and the Sellers, including, among others (and subject to certain exceptions in each case), (a) by mutual written consent of the Sellers’ Representative and the OVV Buyer, (b) by either the Sellers’ Representative or the OVV Buyer, if the Acquisition has not closed by June 27, 2023 (the “Acquisition Outside Date”) (provided that the Acquisition Outside Date will automatically be extended until (i) June 30, 2023 if the expiration or termination of all waiting periods imposed under the HSR Act has not been obtained by June 27, 2023, and (ii) not later than September 30, 2023 in the event of the Subject Companies’ failure to deliver certain financing information, and provided that the OVV Buyer will bear 50% of certain hedge costs that the Sellers enter into on or after June 30, 2023 in the event of an extension beyond such date), (c) by either the Sellers’ Representative or the OVV Buyer, if any governmental authority or arbitrator has issued a final and non-appealable order, decree, injunction or judgment restraining, enjoining or otherwise prohibiting the consummation of the Acquisition, (d) by the OVV Buyer, if Seller or any Subject Company has breached or failed to perform its representations, warranties or covenants under the Purchase Agreement in a manner that would result in the OVV Buyer Parties’ conditions to closing not to be satisfied (and such breach cannot be (or has not been) cured by June 12, 2023 (the “Target Acquisition Closing Date”)), (e) by the Sellers’ Representative, if either OVV Buyer Party has breached or failed to perform its representations, warranties or covenants under the Purchase Agreement in a manner that would result in the Sellers’ conditions to closing not to be satisfied (and such breach cannot be (or has not been) cured by the Target Acquisition Closing Date) and (f) by either the OVV Buyer or the Sellers’ Representative, if such party’s respective condition to closing requiring that the aggregate value of title defects, environmental defects and casualty losses (subject to certain materiality limitations) do not exceed 15% of the unadjusted purchase price, has not been satisfied on or before the Target Acquisition Closing Date.

Subject to certain further terms, conditions and exceptions, if the Purchase Agreement is terminated, or is terminable, (i) by the Sellers’ Representative, if closing has not occurred as a result of the breach or failure of any OVV Buyer Party’s representations, warranties, or covenants under the Purchase Agreement (and provided that all of the OVV Buyer’s conditions to closing have been satisfied or waived, and the Sellers and the Subject Companies are ready, willing and able to close the transaction), then the Sellers will have the right, at their collective option, to either (1) terminate the Purchase Agreement and receive the Acquisition Deposit as liquidated damages as the Sellers’ sole and exclusive remedy or (2) seek specific performance by the OVV Buyer Parties to consummate the Acquisition; or (ii) by the OVV Buyer, if closing has not occurred as a result of the breach or failure of any of the Sellers’ or the Subject Companies’ respective representations, warranties, or covenants under the Purchase Agreement (and provided that all of the Sellers’ conditions to closing have been satisfied or waived, and the OVV Buyer Parties are ready, willing and able to close the transaction), then the OVV Buyer will have the right, at its option, to either (1) terminate the Purchase Agreement and (x) receive a refund of the Acquisition Deposit, and (y) recover from the Sellers the OVV Buyer Parties’ actual, out-of-pocket costs and expenses incurred in connection with, or in preparation for, the negotiation, diligence, performance, and consummation of the Purchase Agreement and/or the Acquisition (not to exceed $20 million), or (2) seek specific performance by the Sellers to consummate the Acquisition. If the Purchase Agreement is terminated by the Sellers’ Representative or the OVV Buyer other than as described in the previous sentence, then the OVV Buyer will be entitled to the return of the Acquisition Deposit.

In addition, pursuant to a registration rights agreement (the “Registration Rights Agreement”) that Ovintiv has agreed to enter into with the Sellers upon the closing of the Acquisition, Ovintiv will agree to (a) within 85 days of the closing of the Acquisition (subject to certain conditions and exceptions), prepare and file with the Securities and Exchange Commission (the “SEC”) (to the extent not previously filed) a registration statement on Form S-3 that becomes effective upon filing registering for resale the shares of Ovintiv’s common stock received by the Sellers as a result of the Acquisition and (b) grant the Sellers certain customary demand and piggyback rights with respect to underwritten offerings.

In connection with, and concurrently with the entry into, the Purchase Agreement, Ovintiv entered into two debt commitment letters, each dated April 3, 2023, with Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc. (the “Banks”), pursuant to which the Banks have committed, subject to satisfaction of the conditions set forth therein, to provide Ovintiv with (i) an unsecured term loan facility in an aggregate principal amount of $825 million (the “Term Loan Facility”) and (ii) an unsecured bridge loan facility in an aggregate principal amount of $3.125 billion (the “Bridge Loan Facility”). Ovintiv currently intends to fund the Cash Consideration and related transaction fees and expenses with cash on hand (including cash proceeds received pursuant to the Divestiture (as defined below)), borrowings under its revolving credit facility and the Term Loan Facility, proceeds from new debt financing, and, only to the extent necessary, borrowings under the Bridge Loan Facility.

The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Purchase Agreement, (b) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (d) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Ovintiv’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Ovintiv that is or will be contained in Ovintiv’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents that Ovintiv files with the SEC.

The foregoing description of the Purchase Agreement and the Acquisition does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Purchase Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference, and the foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the form of Registration Rights Agreement, which is an exhibit to the Purchase Agreement and incorporated herein by reference.

ITEM 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02. The issuance of the Stock Consideration to the Sellers will be completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

ITEM 8.01	Other Events.

Bakken Divestiture

On April 3, 2023, Ovintiv USA Inc., a wholly-owned subsidiary of Ovintiv, entered into an agreement with Grayson Mill Bakken, LLC (“Grayson”) to sell to Grayson certain upstream oil and gas assets and midstream gathering and processing assets located in the State of North Dakota for aggregate consideration of $825 million in cash, subject to customary closing adjustments (the “Divestiture”). The Divestiture is expected to close June 12, 2023, subject to customary closing conditions.

Forward-Looking Statements

This Form 8-K contains forward-looking statements or information (collectively, “forward-looking statements”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, except for statements of historical fact, that relate to the anticipated future activities, plans, strategies, objectives or expectations of Ovintiv are forward-looking statements. When used in this Form 8-K, the use of words and phrases including “anticipates,” “believes,” “estimates,” “expects,” “intends,” “maintain,” “may,” “plans,” “potential,” “strategy,” “targets,” “will,” “would” and other similar terminology is intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words or phrases.

The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Ovintiv has based these forward-looking statements on current expectations and assumptions about future events, including Ovintiv’s ability to consummate any pending acquisition and divestiture transactions (including the transactions described herein), other risks and uncertainties related to the closing of pending acquisition and divestiture transactions (including the transactions described herein), and the ability of Ovintiv to access credit facilities and capital markets, taking into account all information currently known by Ovintiv. While Ovintiv considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond our control. The risks and uncertainties that may affect the operations, performance and results of Ovintiv’s business and forward-looking statements include, but are not limited to, those set forth in Item 1A. “Risk Factors” of Ovintiv’s most recent Annual Report on Form 10-K, and other risks and uncertainties impacting Ovintiv’s business as described from time to time in Ovintiv’s other periodic filings with the SEC or Canadian securities regulators.

Although Ovintiv believes the expectations represented by its forward-looking statements are reasonable based on the information available to it as of the date such statements are made, forward-looking statements are only predictions and statements of Ovintiv’s current beliefs and there can be no assurance that such expectations will prove to be correct. All forward-looking statements contained in this Form 8-K are made as of the date of this Form 8-K and, except as required by law, Ovintiv undertakes no obligation to update publicly or revise any forward-looking statements. The forward-looking statements contained or incorporated by reference in this Form 8-K, and all subsequent forward-looking statements attributable to Ovintiv, whether written or oral, are expressly qualified by these cautionary statements.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 2.1*	Securities Purchase Agreement, dated April 3, 2023, by and among Black Swan Oil & Gas, LLC, PetroLegacy II Holdings, LLC, Piedra Energy III Holdings, LLC, Piedra Energy IV Holdings, LLC, Black Swan Permian, LLC, Black Swan Operating, LLC, PetroLegacy Energy II, LLC, PearlSnap Midstream, LLC, Piedra Energy III, LLC and Piedra Energy IV, LLC, solely in its capacity as Sellers’ Representative, NMB Seller Representative, LLC, and Ovintiv Inc. and Ovintiv USA Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Ovintiv Inc. hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2023

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name:	Dawna I. Gibb
Title:	Assistant Corporate Secretary